                                                                    EXHIBIT 10.2

                          FIRST AMENDED AND RESTATED
                      DEVELOPMENT AND MARKETING AGREEMENT

          THIS FIRST AMENDED AND RESTATED DEVELOPMENT AND MARKETING AGREEMENT (this "Agreement") is effective as of this 12th day of July, 1999, between
       ---------
iMall, Inc., a Nevada corporation ("Company"), and First Data Merchant Services
                                    -------
Corporation, a Florida corporation ("FDMS").
                                     ----

                                   RECITALS
                                   --------

          WHEREAS, the Company and FDMS are parties to a certain Investment Agreement dated as of the 30th day of October, 1998 (the "Investment Agreement") pursuant to which FDMS acquired Common Stock (as defined therein) and has the right to acquire additional Common Stock and a Warrant (as defined therein);

          WHEREAS, in connection with the Investment Agreement, the parties agreed to enter into the Development and Marketing Agreement dated October 30, 1998 (the "Original Agreement"); and

          WHEREAS, the parties desire to amend and restate their respective rights and obligations set forth in the Original Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the definitions indicated below, and shall be equally applicable to the singular and plural forms. Any agreement referred to herein shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof. When a reference is made in this Agreement to an article, section or exhibit, such reference shall be to an article, section or exhibit of this Agreement unless otherwise indicated. The table of contents, if any, and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     1.1  "Affiliate" means any Person which, directly or indirectly, owns or
           ---------
controls, is owned or is controlled by or is under common ownership or control with another Person, and in the case of FDMS, shall also include Alliances. As used herein, "control" means the power to direct the management affairs of a Person, and "ownership" means the beneficial ownership of the voting equity securities or other equivalent voting interests of the Person. Notwithstanding the foregoing, each of the Company and FDMS shall not be deemed to be Affiliates.

     1.2  "Alliance" means any venture (in any form, including in corporate,
           --------
partnership or limited liability company form) or contractual alliance now or hereafter entered into between FDMS (or any of its Affiliates) and one or more third parties for the provision of any Merchant Acquiring Business services pursuant to an arrangement whereby FDMS (or any of its Affiliates) shares the economic benefits of ownership of merchant contracts through profit sharing, revenue sharing, a royalty interest or otherwise.

     1.3  "Arbitration Panel" shall have the meaning set forth in Section 2.1 of
           -----------------                                      -----------
Exhibit 11.10.
-------------

     1.4  "Brochure Site" means a non-commerce enabled single or multi-page
           -------------
website.

     1.5  "Card Association" means MasterCard International, Inc., VISA U.S.A.,
           ----------------
Inc., VISA International, Inc., American Express, Discover, and other Transaction Card associations and their respective successors and assigns.

     1.6  "Cash Register Service" means the ability of a merchant to receive
           ---------------------
payment services only (i.e., shipping instructions, sales tax calculation and payment method selection, but no shopping cart or catalog features) by connecting through the Gateway.

     1.7  "Change Order" shall have the meaning set forth in Section 2.9.
           ------------                                      -----------

     1.8  "Company" shall have the meaning set forth in the first paragraph
           -------
hereof.

     1.9  "Company Indemnified Persons" shall have the meaning set forth in
           ---------------------------
Section 7.2.
-----------

     1.10 "Company Marks" means iStore, Bolt-on e-commerce, stuff-related marks
           -------------
(other than those stuff-related marks owned by FDMS, its Affiliates or FDMS Merchants), and iMall.

     1.11 "Company Software" means all proprietary software, technical and user
           ----------------
documentation, tools, utilities and related materials used by the Company in connection with its performance of Development and Operational Services and Marketing Services, together with all updates, modifications and enhancements thereto.

     1.12 "Confidential Information" shall have the meaning set forth in
           ------------------------
Section 9.1.
-----------

     1.13 "Development and Operational Services" shall have the meaning set
           ------------------------------------
forth in Section 2.1.
         -----------

     1.14 "Dispute" means any and all disputes, controversies and claims
           -------
between the parties arising from or in connection with this Agreement or the relationship of the parties under this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

     1.15 "Effective Date" means the date first written above.
           --------------

     1.16 "Electronic Commerce Tools" means the Company-owned proprietary
           -------------------------
software, technical and user documentation, tools, utilities and related materials commonly known as "electronic commerce tools," which includes i.Store, bolt-on e-commerce and bolt-on e-commerce with on-line payment processing, together with all updates, modifications and enhancements thereto.

     1.17 "Escrow Agreement" means that certain Source Code Escrow Agreement
           ----------------
dated as of October 31, 1998, between the Company, FDMS, and Data Securities International, Inc.

     1.18 "Event of Default" shall have the meaning set forth in Section 10.3.
           ----------------                                      ------------

     1.19 "FDMS" shall have the meaning set forth in the first paragraph
           ----
hereof.

     1.20 "FDMS Gateway" means the customized version of the Gateway prepared
           ------------
by Company for FDMS, including the FDMS Gateway Enhancements.

     1.21 "FDMS Gateway Enhancements" means all FDMS-funded software or other
           -------------------------
interfaces embedded in or otherwise integrated with the Gateway at the direction of or by or on behalf of FDMS that provide additional or modified functionality or features to the Gateway as originally delivered by the Company to FDMS.

     1.22 "FDMS Indemnified Persons" shall have the meaning set forth in
           ------------------------
Section 7.1.
-----------

     1.23 "FDMS Marks" means First Data Merchant Services, First Data Merchant
           ----------
Services (stylized), Moneta, YourStatement, InstaApp, VirtualApp, VirtualApp.com and MerchantStuff.com.

     1.24 "FDMS Merchants" means:  (i) those Persons with which FDMS or any of
           --------------
its Affiliates presently or may in the future have a relationship relating to the Merchant Acquiring Business; or (ii) those Persons that are solicited by FDMS, its Alliances, other Affiliates or their respective Third-Party Resellers to participate in the Mall Site or to buy e-commerce services; or (iii) those Persons that FDMS or any of its Affiliates solicits to purchase a Merchant Site, Brochure Site, or Electronic Commerce Tools.

     1.25 "FDMS Merchant Sites" means those Merchant Sites of FDMS Merchants
           -------------------
contained in the Mall Site.

     1.26 "FDMS Software" means the proprietary software commonly known as
           -------------
"merchant online application software", "Online Emerald" or "VirtualApp", and "Moneta," together with all updates, modifications and enhancements thereto, and all technical and user documentation and related materials (if any).

     1.27 "Gateway" means the hardware, software and telecommunications tools
           -------
necessary to perform protocol conversion between different networks or applications and all associated software required to transmit transaction information.

     1.28 "IMall Site" means the World Wide Web site accessed using web browser
           ----------
software directed to the following underlined URL: http://www.iMall.com or any
                                                   --------------------
other URL used by the Company to replace or add to the foregoing.

     1.29 "Infringement Claims" shall have the meaning set forth in Section
           -------------------                                      -------
7.1.2.
-----

     1.30 "Initial Term" shall have the meaning set forth in Section 10.1.
           ------------                                      ------------

     1.31 "Investment Agreement" shall have the meaning set forth in the first
          --------------------
paragraph of the recitals of this Agreement.

     1.32 "Linking Image" means the words and/or graphical symbols resident on
           -------------
the Stuff Site that, when selected by a user, will cause the user to access the Mall Site or any Brochure Site or Merchant Site.

     1.33 "Losses" shall have the meaning set forth in Section 7.1.
           ------                                      -----------

     1.34 "Mall" means an Internet-based virtual shopping mall that is
           ----
comprised of entities operating Brochure Sites or Merchant Sites.

     1.35 "Mall Site" means the IMall Site, or any other URL used by the
           ---------
Company to replace or add to the IMall Site that becomes the Primary Shopping Website.

     1.36 "Mall Tenant" means any Person (including, FDMS Merchants), that has
           -----------
a Merchant Site or a Brochure Site in the Mall Site.

     1.37 "Marketing Services" shall have the meaning set forth in Section 2.2.
           ------------------                                      -----------

     1.38 "Merchant Acquiring Business" means a business providing any of the
           ---------------------------
following services or products to Persons with respect to Transaction Cards:
(i) the authorization and/or capture of transactions; (ii) the submission of such transactions for interchange settlement or other settlement; (iii) the preparation of statements or reports based on such transactions; chargebacks and other exception items (including electronic access); (iv) the provision of customer service or other office services in respect of any of such transactions; (v) clearing and settlement services; (vi) enhancements or modifications to any of the foregoing services; and (vii) other services or products developed in support of merchants to allow such merchants to remain competitive in the Transaction Card industry.

     1.39 "Merchant Site" means an e-commerce enabled website.
           -------------

     1.40 "Notice of Default" shall have the meaning set forth in Section 10.4.
           -----------------                                      ------------

     1.41 "Original Agreement" shall have the meaning set forth in the second
           ------------------
recital to this Agreement.

     1.42 "Person" means an individual, partnership, corporation, limited
           ------
liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

     1.43 "Primary Shopping Website" means the Internet shopping portal or
           ------------------------
website mall in which the Company and its Affiliates, taken as a whole, invest the greatest percentage of promotional, marketing, advertising, research and development time and expenditures, as compared to any other website owned, operated or controlled by the Company or any of its Affiliates.

     1.44 "Renewal Term" shall have the meaning set forth in Section 10.2.
           ------------                                      ------------

     1.45 "Stuff Card" shall have the meaning set forth in Section 3.6.
           ----------                                      -----------

     1.46 "Stuff Search Engine" means the product search engine resident on the
           -------------------
Stuff Site, as described in Exhibit 2.1.
                            -----------

     1.47 "Stuff Site" means the site on the World Wide Web portion of the
           ----------
Internet, accessed by using web browser software directed to the following underlined URL: http://www.stuff.com or any other URL used by the Company to
                --------------------
replace or add to the foregoing.

     1.48 "Term" means the Initial Term and each and every Renewal Term (if
           ----
any).

     1.49 "Third-Party Reseller" means third Persons with whom FDMS, the
           --------------------
Company or their respective Affiliates may enter into a separate agreement relating to the distribution of Electronic Commerce Tools.

     1.50 "Transaction Card" means:  (i) a card or other device or service used
           ----------------
for credit or debit transactions; (ii) a private label or retail debit or credit card or other device or service used for similar services; (iii) a stored value or other prepayment service card or other similar device or service used for stored value or prepayment services; or (iv) an electronic coupon, electronic benefit card, signature/security card, or similar device or service used in connection with electronic financial transactions or other similar services.

     1.51 "URL" means Uniform Resource Locator.
           ---

     1.52 "Wallet" means the ability to uniquely identify shoppers at a web
           ------
site and to register Transaction Card numbers and/or shipping and billing addresses with such web site.

2.   Rights and Obligations of the Company.

     2.1  Development and Operational Services.  During the Term, the Company
          ------------------------------------
shall perform the website development and operational services substantially as set forth in Exhibit 2.1 (the "Development and Operational Services") in
             -----------
accordance with the performance and design specifications, time frames, and other obligations set forth in Exhibit 2.1 and elsewhere in this Agreement in
                               -----------
order to design, develop, implement, operate, maintain and update the Gateway,

FDMS Gateway Enhancements, Electronic Commerce Tools, Stuff Site, Mall Site, Brochure Sites, Merchant Sites, and Linking Images resident thereon and such other deliverables and services set forth on Exhibit 2.1.
                                             ------------

     2.2  Marketing Services.  The Company shall perform the advertising and
          ------------------
promotion services substantially as set forth in Exhibit 2.2 (the "Marketing
                                                 -----------
Services") in accordance with the performance and design specifications and other obligations set forth in Exhibit 2.2 and elsewhere in this Agreement.
                               -----------

     2.3  Customer Service.   The Company shall provide the customer support
          ----------------
services substantially as set forth in Exhibit 2.3.
                                       -----------

     2.4  Internet Gateway.  The Company hereby grants to FDMS and its
          ----------------
Affiliates and the FDMS Merchants a perpetual, exclusive (except as expressly provided herein), royalty-free, right and license to use and access the FDMS Gateway as set forth herein. The Company shall provide the FDMS Gateway at its cost and expense from it to FDMS' authorization center exclusively for the use of FDMS, its Affiliates and the Company. Notwithstanding the foregoing, FDMS or its Affiliates, at their sole discretion, may use a different Gateway between the Company and FDMS or its Affiliates, as applicable. The Company acknowledges and agrees that FDMS and its Affiliates may, in their sole discretion, use the FDMS Gateway for purposes other than the Stuff Site and Mall Site, provided that
                                                                   --------
FDMS pays to the Company the related Gateway fees. The Company shall not permit the removal of or otherwise remove an FDMS Merchant from the FDMS Gateway without FDMS' approval, which approval FDMS may withhold in its sole discretion, provided that such FDMS Merchant is paying applicable fees relating thereto.
--------
The Company shall not make any modifications or enhancements to the FDMS Gateway without first discussing with and obtaining the prior written approval of FDMS. FDMS may request the Company to make modifications or enhancements to the Gateway. The parties shall negotiate in good faith regarding the sharing of development costs (if any) relating to modifications or enhancements and related changes to Gateway fees (if any).

     2.5  Preferred Merchant Processor.
          ----------------------------

          2.5.1  New Merchants.  Within thirty (30) days after FDMS provides the
                 -------------
     Company with operable FDMS Software, the Company shall modify its electronic commerce system so that FDMS and such Affiliates as FDMS elects shall be the merchant provider of Internet merchant accounts unless a merchant specifically rejects FDMS, in which event the system may default to a different provider.

          2.5.2  Existing Electronic Commerce Merchants.  At FDMS' request from
                 --------------------------------------
     time to time, to the extent not contractually prohibited from doing so, the Company shall deliver an electronic mail message, at its cost and expense, to each then-existing electronic commerce merchant residing on the IMall Site, and such other Company or Affiliate owned or operated websites as FDMS shall designate, that does not use FDMS or an Affiliate of FDMS for services comprising the Merchant Acquiring Business, inviting such merchant to have FDMS or an Affiliate of FDMS provide services comprising the Merchant Acquiring Business.

     FDMS shall provide the Company with suggested content for each such electronic mail message. The Company shall approve each such electronic mail message, which approval shall not be unreasonably withheld or delayed. At FDMS' request from time to time, to the extent not contractually prohibited from doing so, the Company shall deliver to FDMS a list, which shall include the name, address, e-mail address, telephone number and such other information as FDMS reasonably requests, of all then-existing electronic commerce merchants residing on the IMall Site, and such other Company or Affiliate owned or operated websites as FDMS shall designate, that do not use FDMS or an Affiliate of FDMS for services comprising the Merchant Acquiring Business.

          2.5.3  Leads.  Within three (3) business days after obtaining a
                 -----
     merchant account lead, the Company and its Affiliates shall provide such lead exclusively to FDMS, regardless of the origin of such lead.

     2.6  Product Search Preference.  The Company shall design the Stuff Search
          -------------------------
Engine to ensure that, regardless of the type or level of product search query conducted, all FDMS Merchant Sites containing products that match the search query shall be given the sole segregated preferential listing treatment as set forth in Exhibit 2.6 or such other form and format as the parties may agree.
         -----------

     2.7  Re-Branding of Electronic Commerce Tools.  The Company shall, at its
          ----------------------------------------
sole cost and expense, promptly re-brand the Electronic Commerce Tools as reasonably requested by FDMS. FDMS shall be permitted to use the same in accordance with the license granted in Section 4.1.
                                       -----------

     2.8  Transfer of Internet Domain Names.  Promptly after the Effective Date,
          ---------------------------------
the Company shall cause all right, title and interest in and to the following underlined URL: http://www.merchantstuff.com to be assigned to FDMS to the
                ----------------------------
extent that the Company owns the same.

     2.9  Change in Scope.
          ---------------

          2.9.1 If during the Term, either party requests the other to provide any additional services or deliverables, or modify existing Development and Operational Services or Marketing Services or deliverables, either party may make a request for such addition or modification pursuant to a written change order ("Change Order"). Each Change Order shall identify with reasonable specificity the addition or modification, associated tasks, timetables, deliverables, fees and charges. Within five (5) days after the receipt of a Change Order, the parties shall discuss the same and the availability of personnel, resources and fees and charges (if any), to implement the Change Order, which implementation shall not be unreasonably denied by either party. Each Change Order executed by the parties shall be incorporated into and constitute an amendment to this Agreement. The terms of any Change Order shall control over any inconsistent provisions set forth in this Agreement with regard to the additional services or deliverables or modification of existing Development and Operational Services or Marketing Services.

          2.9.2 If the Company is unable or unwilling to provide the additional services or deliverables, FDMS may elect to do so at its sole cost and expense, provided that doing so does not have a material adverse effect on
              --------
     the infrastructure or operations of the Company. In such case, the Company shall permit FDMS (or its consultants) access to the Company's facilities and materials (including, software and hardware) to complete the additional services or deliverables contemplated by the Change Order.

          2.9.3 Notwithstanding the foregoing, if a Card Association, governmental agency or other regulatory body requires changes to the Development and Operational Services, the Company shall provide the same pursuant to a Change Order at its sole cost and expense, provided that the Company may pass through costs on a pro rata basis if such changes materially increase the cost of providing services and such pass through does not make the increased costs of services more than similar services in the market place.

     2.10  Third Party Resellers.  The Company shall notify FDMS in writing
           ----------------------
(which may in this case be by email) of each of the following events: (i) the Company has made contact with a potential Third-Party Reseller of the Electronic Commerce Tools and Gateway services, and has, in good faith, begun negotiations with such party for the potential distribution of the Electronic Commerce Tools; and (ii) the Company has entered into a written agreement with a Third Party Reseller for the distribution of the Electronic Commerce Tools and Gateway services. Such notices shall set forth the name of such Third Party Reseller.

     3.   FDMS's Rights and Obligations.

     3.1  FDMS Merchant Offers.  Subject to Section 3.3, FDMS shall use
          --------------------              -----------
commercially reasonable efforts to offer Electronic Commerce Tools, Merchant Sites and Brochure Sites to all domestic Alliances. FDMS shall name the Company as a preferred e-commerce provider in such offers.

     3.2  Customer Service.  FDMS or the Company, as applicable, shall provide
          ----------------
the customer support services listed in Exhibit 2.3.
                                        -----------

     3.3  Tenancy Approval Right.  The Company and FDMS shall jointly develop a
          ----------------------
policy regarding objective criteria to be used to determine whether to include or exclude Mall Tenants and to determine all terms and conditions of Mall tenancy; such policy may be amended from time to time upon mutual agreement of the parties.

     3.4  Development Approval Right.  FDMS shall have the right to participate
          --------------------------
in and provide input to direct the Development and Operational Services and shall retain the final right of approval over all design, development, content, features and revisions relating thereto, which approval shall not be unreasonably withheld or delayed.

     3.5  FDMS Solicitation of Existing Electronic Commerce Merchants.  The
          -----------------------------------------------------------
Company shall permit FDMS or an Affiliate of FDMS to contact (by telephone or mail) the merchants set forth in the lists periodically created by the Company pursuant to Section 2.5.2 for the purpose of inviting such merchants to have
            -------------
FDMS or an Affiliate of FDMS provide services comprising the Merchant

Acquiring Business. FDMS shall provide the Company with copies of promotional materials to be used in such solicitation for its review and approval, which approval shall not be unreasonably withheld or delayed.

     3.6  Stuff Card Development Right.  FDMS shall have the exclusive right to
          ----------------------------
develop, broker, and process private label or co-branded Stuff Site-related, Mall Site-related (or other Primary Shopping Website-related) Transaction Cards (each a "Stuff Card"). FDMS shall use commercially reasonable efforts to develop, market and broker Stuff Cards to potential issuers. Nothing herein shall be deemed to limit or restrict the right of FDMS or any of its Affiliates to develop, broker or process any other private label or co-branded Transaction Card.

     3.7  Duplicate System Right.
          ----------------------

          3.7.1 No later than November 1, 1999, the Company shall specify, configure and deploy a fully redundant and operational system at a facility chosen by FDMS. FDMS shall pay the associated hardware and third-party software expenses. Thereafter, the Company shall promptly provide and install all future upgrades and updates to such system.

          3.7.2 If the Company fails to specify, configure and deploy such system (other than due to the failure of FDMS) by November 1, 1999, the Company shall pay to FDMS, as liquidated damages and not as a penalty, $5,000 per day for each day after November 1, 1999 that such system is not specified, configured and deployed. If the Company still fails to specify, configure and deploy such system (other than due to the failure of FDMS) by February 1, 2000, in addition to the liquidated damages set forth in the previous sentence, the Company shall pay to FDMS in cash as liquidated damages and not as a penalty, $10,000 per day for each day commencing February 1, 2000 that such system is not specified, configured and deployed. The Company shall pay to FDMS such cash liquidated damages monthly.

     3.8   Third Party Resellers.  FDMS shall notify the Company in writing
           ----------------------
(which may in this case be by email) of each of the following events: (i) FDMS has made contact with a potential Third-Party Reseller of the Electronic Commerce Tools and has, in good faith, begun negotiations with such party for the potential distribution of the Electronic Commerce Tools and Gateway services; and (ii) FDMS has entered into a written agreement with a Third Party Reseller for the distribution of the Electronic Commerce Tools and Gateway services. Such notices shall set forth the name of such Third Party Reseller.

     4.    License and Ownership.

     4.1   License to Electronic Commerce Tools. The Company hereby grants to
           ------------------------------------
FDMS, its Affiliates, and their respective successors and assigns, a non-exclusive, worldwide, limited, non-transferable (subject to Section 11.13),
                                                            -------------
royalty-free (subject to payment obligations set forth in Exhibit 6) license
                                                          ---------
during the Term to use, execute, license and market (in object code only and in accordance with the Company's standard terms and conditions) the Electronic Commerce Tools internally or externally: (a) through any and all means now known or hereafter invented; and (b) on any and all platforms now known or hereafter invented; and (c) on any and all media now known or hereafter invented.

     4.2  License to Company Software.  The Company hereby grants to FDMS, its
          ---------------------------
Affiliates, and their respective successors and assigns, a non-exclusive, worldwide, limited, non-transferable (subject to Section 11.13), royalty-free
                                                 -------------
license during the Term to: (a) use and execute the Company Software solely in connection with the duplicate system contemplated in Section 3.7 and Exhibit
                                                     -----------     -------
2.1; and (b) copy the same for back-up, disaster recovery and archival purposes
---
only.

     4.3  License to Link to FDMS Software. FDMS hereby grants to the Company a
          --------------------------------
non-exclusive, nontransferable, limited right, exercisable during the Term, to link to the FDMS Software solely to perform its obligations set forth herein.

     4.4  License to Company Marks.
          ------------------------

          4.4.1  License Grant.  The Company hereby grants to FDMS and its
                 -------------
     Affiliates a revocable, royalty-free, nontransferable, nonexclusive right and license to use the Company Marks for the Term in connection with the performance by FDMS of its obligations set forth in this Agreement. FDMS' use of the Company Marks shall be limited to display of the same on or in connection with advertising and marketing materials promoting the Company's services and Electronic Commerce Tools. FDMS accepts such grant, acknowledges and admits that it has no right, title or interest in the Company Marks other than the right to use the Company Marks as set forth in this Agreement, and agrees to knowingly do nothing inconsistent with the Company's ownership rights that would in any material way cause dilution of any of the Company Marks.

          4.4.2  Quality Control.  FDMS shall use the Company Marks only in
                 ---------------
     connection with the performance of its obligations set forth herein. Without limitation, the Company Marks may be used only in ways that comply in all material respects with applicable law and that meet standards generally accepted in the Internet and Transaction Card industries. FDMS shall provide to the Company copies of all advertising and marketing brochures and other materials bearing the Company Marks, upon the request of the Company. In addition, FDMS shall provide to the Company such information as the Company may reasonably request for the purpose of determining whether FDMS has complied with the foregoing standards. If, in the reasonable opinion of the Company, FDMS fails to conform to the foregoing standards at any time, the Company shall so notify FDMS. Upon such notification, FDMS shall promptly take steps reasonably satisfactory to the Company to cause its use of the Company Marks to conform to the foregoing standards. All advertising and marketing brochures and other materials bearing Company Marks shall be subject to the prior review and approval of the Company, which approval shall not be unreasonably withheld or delayed.

          4.4.3  Display of Company Marks.  FDMS agrees to take reasonable steps
                 ------------------------
     to guard against the dilution or misuse of Company Marks by using and displaying the same, it being understood that such display shall be in accordance with the depiction of the Company Marks provided to FDMS from time to time.

          4.4.4  Infringement or Unfair Competition.  FDMS shall notify the
                 ----------------------------------
     Company of any conflicting uses of or any acts of infringement or unfair competition involving the Company Marks by unauthorized persons of which FDMS becomes aware. The Company shall have the right, at its option, to engage or not engage in infringement or unfair competition proceedings involving Company Marks, or to authorize FDMS to engage in such proceedings.

     4.5  License to FDMS Marks.
          ---------------------

          4.5.1  License Grant.  FDMS hereby grants to the Company a revocable,
                 -------------
     royalty-free, nontransferable, nonexclusive right and license to use the FDMS Marks for the Term in connection with the performance by the Company of its obligations set forth in this Agreement. The Company's use of the FDMS Marks shall be limited to display of the same on the Stuff Site and Mall Site or in connection with advertising and marketing materials promoting the Stuff Site and Mall Site and FDMS' Merchant Acquiring Business. The Company accepts such grant, acknowledges and admits that it has no right, title or interest in the FDMS Marks other than the right to use the FDMS Marks as set forth in this Agreement, and agrees to knowingly do nothing inconsistent with FDMS' ownership rights that would in any material way cause dilution of any of the FDMS Marks.

          4.5.2  Quality Control.  The Company shall use the FDMS Marks only in
                 ---------------
     connection with the performance of its obligations set forth herein. Without limitation, the FDMS Marks may be used only in ways that comply in all material respects with applicable law and that meet standards generally accepted in the Internet and Transaction Card industries. The Company shall provide to FDMS copies of all advertising and marketing brochures and other materials (including screen shots) bearing the FDMS Marks, upon the request of FDMS. In addition, the Company shall provide to FDMS such information as FDMS may reasonably request for the purpose of determining whether the Company has complied with the foregoing standards. If, in the reasonable opinion of FDMS, the Company fails to conform to the foregoing standards at any time, FDMS shall so notify the Company. Upon such notification, the Company shall promptly take steps reasonably satisfactory to FDMS to cause the Company's use of the FDMS Marks to conform to the foregoing standards. All advertising and marketing brochures and other materials (including screen shots) bearing FDMS Marks shall be subject to the prior review and approval of FDMS, which approval shall not be unreasonably withheld or delayed.

          4.5.3  Display of FDMS Marks.  The Company agrees to take reasonable
                 ---------------------
     steps to guard against the dilution or misuse of FDMS Marks by using and displaying the same, it being understood that such display shall be in accordance with the depiction of the FDMS Marks provided to the Company from time to time.

          4.5.4  Infringement or Unfair Competition.  The Company shall notify
                 ----------------------------------
     FDMS of any conflicting uses of or any acts of infringement or unfair competition involving the FDMS Marks by unauthorized persons of which the Company becomes aware. FDMS shall have the right, at its option, to engage or not engage in infringement or unfair competition proceedings involving FDMS Marks, or to authorize the Company to engage in such proceedings.

     4.6  FDMS Gateway Use.  The Company retains the right to access and use the
          ----------------
FDMS Gateway solely in connection with its performance of the Development and Operational Services, the Marketing Services, and its other obligations under this Agreement or such other uses as the parties may agree. The Company shall not allow competitors of FDMS access or connectivity to the FDMS Gateway without FDMS's prior written consent, which FDMS may withhold in its sole discretion.

     4.7  VirtualApp License.  The parties acknowledge and agree that the
          ------------------
Company is developing and launching the following underlined URL: http://www.OneStopCommerce.com, that allows resellers who host and manage
------------------------------
websites ("Third-Party Resellers") to commerce-enable their customer web sites by accessing the Electronic Commerce Tools. In addition, the Company sells the Electronic Commerce Tools to Third-Party Resellers through other promotions. FDMS hereby grants to the Company a limited, royalty-free, revocable right and license to sublicense to such Third-Party Resellers the Linking Image to the VirtualApp, provided that: (a) the Company obtains FDMS' prior written approval
            --------
by submitting to FDMS for its signature a Third-Party Reseller Request for Approval Form, in substantially the form attached as Exhibit 4.7, which request
                                                     -----------
FDMS may in its sole discretion approve or deny on a case by case basis; and (b) FDMS retains the right to approve the final "look and feel" of each such Linking Image sublicensed by the Company hereunder.

     4.8  Preferred Placement of Linking Image.  The Company shall use
          ------------------------------------
commercially reasonable efforts to negotiate an exclusive or a "preferred" placement of the Linking Image for each sublicense granted to a Third-Party Reseller, meaning that the Linking Image will be at least as prominent as references to other providers of on-line payment processing services at the Third-Party Reseller web site.

     4.9  Channel Conflicts.  In light of the fact that each party may
          ------------------
distribute the Electronic Commerce Tools and Gateway services through a Third-Party Reseller, the first party to provide the notice under Section 2.10 (as to
                                                            ------------
the Company) or Section 3.8 (as to FDMS) with respect to any individual Third-
                -----------
Party Reseller has the first right, but not the obligation, to enter into an agreement with such Third-Party Reseller for the distribution of the Electronic Commerce Tools and Gateway services, provided that if the party providing such
                                     --------
notice does not execute an agreement with such Third-Party Reseller within three
(3) months after the date of such first notice, then the other party is not restricted from initiating or otherwise pursuing negotiations with such Third-Party Reseller.

     4.10  Ownership.
           ---------

           4.10.1  By the Company.  As between FDMS and the Company, the Company
                   --------------
     shall own the Gateway, the Company Marks, the Electronic Commerce Tools, the Company Software, the Stuff Site, the Mall Site, and, subject to FDMS' ownership rights under Sections 4.10.2 and 4.10.3 and FDMS' ownership of
                            -------- ------     ------
     all works (including software and other deliverables) developed by FDMS employees or consultants pursuant to Section 2.9, all other deliverables
                                          -----------
     under this Agreement.

          4.10.2  By FDMS.  As between FDMS and the Company, FDMS shall own the
                  -------
     FDMS Gateway Enhancements, the FDMS Marks, the FDMS Software, the FDMS Security Mark Software, the hardware and related materials identified in
     Section 3.7.1, private label branded versions of "Stuff" websites of
     -------------
     Affiliates and Third-Party Resellers, and the following underlined URL: http://www.merchantstuff.com or any other URL used by FDMS to replace or
     ----------------------------
     add to the foregoing.

          4.10.3  Joint Ownership.  To the extent the parties jointly fund the
                  ---------------
     development of enhancements to the Gateway, the parties shall mutually agree at such time regarding the ownership of such enhancements, provided
                                                                      --------
     that if the parties fail to agree at the time of such development the ownership of the same, the parties shall each own an undivided fifty percent (50%) interest in and to the same, with the full right to exploit the same without the consent of the other party or an accounting therefor.

          4.10.4  Enabling Provision.  The Company acknowledges that the FDMS
                  ------------------
     Security Mark Software and any other deliverable requested by FDMS (for which FDMS has provided funding) and developed by the Company at FDMS's direction are works specially ordered and commissioned for use as contributions to a collective work and are a work made for hire pursuant to U.S. Copyright Law. If the FDMS Security Mark Software or any other deliverable or any portion of either is not considered a work made for hire, or if the Company may be entitled to claim any other ownership interest in the same, the Company hereby transfers, grants, conveys, assigns, and relinquishes exclusively to FDMS all of the Company's right, title, and interest in and to the same, under patent, copyright, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law.

     4.11  Third-Party Materials.  Except for the materials listed in Exhibit
           ---------------------                                      -------
4.11 to this Agreement, as such exhibit may be amended by the parties from time
----
to time, the Company shall not incorporate into the Development and Operational Services or Marketing Services or deliverables any content, software or other materials owned by third parties except such other additional third party materials identified to FDMS and approved by FDMS, which approval shall not be unreasonably withheld or delayed. With respect to third party materials that are so identified in Exhibit 4.11 or other such additional third party materials
                     ------------
identified to FDMS and approved by FDMS, the Company shall provide to FDMS copies of any agreements or other agreements between the Company and such third party governing use of such third party materials.

     4.12  Use of Data.  Neither the Company nor any of its Affiliates shall
           -----------
sell, use or otherwise disclose any consumer or other data that the Company collects or accesses through cookies or otherwise at the Mall Site or any "stuff" websites of Affiliates or Third-Party Resellers of FDMS (except to the extent that use or disclosure is required to perform the Company's obligations set forth in this Agreement), and as between the parties, such data shall be deemed to be Confidential Information of FDMS.

     5.  Payment Terms.

     5.1  Payment By FDMS to the Company.  FDMS shall pay the Company for the
          ------------------------------
Development and Operational Services and Marketing Services performed under this Agreement at the rates and according to the payment schedule set forth in
Exhibit 5.
---------

     5.2  Payment By the Company to FDMS.  The Company shall pay FDMS for the
          ------------------------------
performance of its obligations under this Agreement at the rates and according to the payment schedule set forth in Exhibit 5.
                                     ---------

     5.3  Most Favored Pricing.  Notwithstanding anything to the contrary set
          --------------------
forth herein, the Company represents and warrants that the prices and benefits granted by the Company hereunder are at least as favorable as the benefits and terms granted by the Company to any other Person. If the Company or any Affiliate of the Company enters into any subsequent or renewal agreement with any other Person during the Term that provides for pricing or benefits more favorable than those contained in this Agreement, this Agreement shall be deemed to be modified to provide FDMS with those more favorable benefits and terms.
The Company shall notify FDMS promptly of the existence of such more favorable pricing or benefits and FDMS shall have the right to receive the same immediately. If requested in writing by FDMS, the Company shall amend this Agreement to contain the more favorable terms and conditions. FDMS may, at its own expense, audit the Company's records to verify that FDMS is receiving the most favorable pricing and benefits granted by the Company to any other Person; provided that such audit is conducted during normal business hours and in a
--------
manner that will not unreasonably interfere with the Company's business operations.

     5.4  Costs.  Except as set forth herein, each party shall be responsible
          -----
for all costs and expenses incurred by it in connection with the performance of its respective obligations under this Agreement.

     6. Representations, Warranties and Covenants. The Company represents, warrants and covenants to FDMS as follows:

     6.1  Leading Technology.
          -------------------

          6.1.1 The Company shall perform the Development and Operational Services and the Marketing Services: (i) in a professional and workmanlike manner in accordance with the highest applicable industry standards; (ii) in compliance with all Development and Operational Services and Marketing Services obligations and specifications set forth in this Agreement and its exhibits; and (iii) so that the technology used in connection with the Stuff Site and Mall Site is considered leading technology relative to other shopping portals and Internet mall hosting providers. In furtherance of the foregoing, FDMS may elect, at its sole cost and expense, no more frequently than twice in any twelve (12) month period, to cause a third Person to review and benchmark the technologies used in the Stuff Site and Mall Site to ensure that the same is equal to or better than the top ten percent (10%) of all providers of similar services. FDMS and the Company shall promptly agree on the identity of a third Person to perform such review and benchmark services.

          6.1.2 If any review and benchmark reveals that the technology does not meet the foregoing standards, and such failure substantially impairs the ability of FDMS to: (i) service its current customers using the Development and Operational Services provided by the Company hereunder; or
     (ii) add additional customers to use the Development and Operational Services, FDMS shall notify the Company of the same, and the fees payable by FDMS hereunder shall be reduced by fifty percent (50%) commencing upon the Company's receipt of the notice of the failure provided by FDMS and ending on the date on which either: (a) the parties agree that such failure has been cured; or (b) an Arbitration Panel determines that such failure has been cured. If the Company fails to remedy such failure within six (6) months after FDMS' notification to the Company of the same, the Company shall pay FDMS for all reasonable conversion costs and expenses incurred by FDMS and its Affiliates associated with the deconversion of FDMS Merchants.

     6.2  Primary Shopping Sites.  The Stuff Site and Mall Site shall be the
          ----------------------
Primary Shopping Websites of the Company and its Affiliates.

     6.3  Exclusive Mall Site.  The Mall Site shall be the exclusive shopping
          -------------------
mall displayed on the Stuff Site.

     6.4  Exclusive On-Line Internet Accessible Merchant Application Process.
          ------------------------------------------------------------------
Except to the extent the Company may be obligated under separate existing agreements with CardService International and Sage Networks, FDMS and its Affiliates shall be the only Persons that the Company or its Affiliates permit to offer to third Persons on-line Internet accessible application processes relating to the Merchant Acquiring Business, including, the Mall Site and the Stuff Site, that are owned, operated or controlled by the Company or any of its Affiliates.

     6.5  Year 2000.  The Development and Operational Services, Marketing
          ---------
Services, Electronic Commerce Tools, and Company Software are and shall remain year 2000 compliant in that:

          6.5.1 date data from at least 1900 through 2101 will process without error or interruption due solely to the change in century, in any level of computer hardware, software or services, including, microcode, firmware, system and application programs, files, databases and computer services;

          6.5.2 there will be no loss of functionality of any of the foregoing due solely to the change in century, with respect to the introduction, processing or output of records containing dates falling on or after January 1, 2000; and

          6.5.3 on and after January 1, 2000, all of the foregoing will continue to be interoperable, in the same manner as they are prior to January 1, 2000, with software and hardware that may deliver records to, receive records from or interact with the foregoing in the course of processing data, provided that such other software and hardware uses a
                      --------
     century windowing or interpretive approach (with a pivot year of 50).

     6.6  Non-Competition.  The Company shall not solicit FDMS Merchants for the
          ---------------
purpose of promoting, advertising or selling goods or services unrelated to the Mall Site without first obtaining FDMS' written approval.

     7.   Indemnification.

     7.1  By the Company.  The Company shall indemnify, defend and hold FDMS,
          --------------
its Affiliates and their respective directors, officers, employees and agents (collectively, the "FDMS Indemnified Persons") harmless from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, court costs and attorneys' fees (collectively, "Losses"), that any FDMS Indemnified Person shall incur or suffer, which arise, result from, or relate to:

          7.1.1 any breach or alleged breach of, or failure or alleged failure by the Company to perform, any of its representations, warranties or covenants set forth in Section 6.5; and
                            -----------

          7.1.2 any infringement, misappropriation or violation of any issued United States patent or any copyright, trade secret or other intellectual property rights (collectively, "Infringement Claims") asserted by any third Person against any FDMS Indemnified Person relating to the Electronic Commerce Tools, Development and Operational Services, Marketing Services, the Gateway or Company Software.

     7.2  By FDMS.  FDMS shall indemnify, defend and hold the Company, its
          -------
Affiliates and their respective directors, officers, employees and agents (collectively, the "Company Indemnified Persons") harmless from and against and in respect of any and all Losses that any of the Company Indemnified Persons shall incur or suffer, which arise, result from, or relate to any Infringement Claim asserted by any third Person against any of the Company Indemnified Persons relating to the FDMS Software.

     7.3  Third Party.  If any indemnifiable claim by a third Person is made
          -----------
against any indemnified Person, such indemnified Person shall promptly provide written notice, as applicable, to the Company or FDMS of such claim; provided
                                                                     --------
that the failure to give such notice shall not affect
any rights of such indemnified Person hereunder except to the extent the Company or FDMS, as applicable, is materially prejudiced by such failure to give notice. By delivering written notice to such indemnified Person within 15 days after receipt of such indemnified Person's notice, the Company, or FDMS may, as applicable, or upon written request of such indemnified Person shall, assume the defense of such claim at its sole expense through counsel reasonably satisfactory to such indemnified Person, provided that: (i) the Company or FDMS,
                                         -------- ----
as applicable, shall not permit any lien, encumbrance or other adverse charge upon any asset of such indemnified Person; (ii) the Company or FDMS, as applicable, shall permit such indemnified Person to participate in such settlement or defense through counsel selected by such indemnified Person at such indemnified Person's expense; and (iii) the Company or FDMS, as applicable, shall agree to promptly reimburse such indemnified Person for the full amount of its liability to the claimant provided such liability is indemnifiable under
                              --------
Section 7. If the Company or FDMS, as applicable, shall not have employed
---------
counsel to defend such claim or if such indemnified Person shall have reasonably concluded (with the written advice of counsel) that the position of such indemnified Person and the Company or FDMS, as applicable, may be in conflict, the Company or FDMS, as applicable, shall not have the right to direct the defense of any such claim on behalf of such indemnified Person and the reasonable legal and other expenses incurred by such indemnified Person shall be borne by the Company or FDMS, as applicable. No settlement of a claim that involves a remedy other than the payment of money by the Company or FDMS, as applicable, shall be entered into by the Company or FDMS, as applicable, without the prior consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.

     8.  Limitation of Liability.  EXCEPT IN THE EVENT OF A BREACH OF SECTION 9
                                                                      ---------
OR PURSUANT TO THE COMPANY'S INDEMNITY OBLIGATIONS SET FORTH IN SECTION 7.1,
                                                                -----------
NEITHER PARTY SHALL BE LIABLE FOR (I) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, LOST INCOME OR LOST REVENUE), OR (II) ANY PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, REGARDLESS OF THE CAUSE OF ACTION, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     9.  Confidentiality.

     9.1 Definition of Confidential Information. "Confidential Information"
         --------------------------------------
means any information or materials that could reasonably be considered confidential and disclosed by either party in any form or medium and whether or not designated either orally, visually or in writing as confidential (or like designation) at the time of disclosure, including any data or information that is competitively sensitive material, and not generally known to the public, including products, planning information, marketing strategies, plans, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of a party, their respective Affiliates and the customers, clients and suppliers of any of the foregoing, and the nature and terms of this Agreement.

     9.2 Exclusions.  Notwithstanding the foregoing Section 9.1, the parties'
         ----------                                 -----------
obligations respecting confidentiality shall not apply to any particular information of a party that the other party can demonstrate: (i) was, at the time of disclosure to it, in the public domain;
(ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving party; (iii) was in the possession of the receiving party at the time of disclosure to it without being subject to another confidentiality agreement; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; (v) was independently developed by the receiving party without reference to Confidential Information of the furnishing party; (vi) was required to be disclosed to any regulatory body having jurisdiction over FDMS or the Company or any of their respective clients; or (vii) that disclosure is necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving party. In the case of any disclosure pursuant to Section 9.2(vi)
                                                               ---------------
or 9.2(vii), to the extent practical, the disclosing party shall give prior
   --------
notice to the other party of the required disclosure and shall use commercially reasonable efforts to obtain a protective order covering such disclosure. If such a protective order is obtained, such information shall continue to be deemed to be Confidential Information.

     9.3 Non-Disclosure Obligation.  Each party to this Agreement shall: (i)
         -------------------------
safeguard the confidentiality of the disclosing party's Confidential Information, exercising at least the same degree of care as it would with its own Confidential Information of a similar nature, but never less than reasonable care; (ii) hold in confidence, and not disclose or reveal to any Person, any Confidential Information disclosed under this Agreement without the clear and express prior written consent of a duly authorized representative of the disclosing party; and (iii) not use or disclose any of the Confidential Information for any purpose at any time, other than for the limited purpose of performance under this Agreement. Subject to Section 4, upon termination of
                                              ---------
this Agreement for any reason, each party shall promptly return to the disclosing party all Confidential Information (and any copies thereof) in its possession.

     9.4  Irreparable Harm.  Each party acknowledges that if it breaches (or
          ----------------
threatens to breach) its obligations under this Section 9, the other party will
                                                ---------
suffer immediate and irreparable harm, it being acknowledged that legal remedies are inadequate. Accordingly, if a court of competent jurisdiction should find that a party has breached (or threatened to breach) any such obligations, such party will not oppose the entry of an appropriate order compelling performance by such party and restraining it from any further breaches (or threatened breaches).

     10.  Term, Termination and Exclusivity Termination.

     10.1 Initial Term.  This Agreement shall be effective on the Effective
          ------------
Date and shall continue for a period of ten (10) years (the "Initial Term"), unless earlier terminated as set forth herein.

     10.2 Renewal Term.  This Agreement shall automatically renew for an
          ------------
additional two (2) year term (each, a "Renewal Term") unless either party provides notice of termination at least ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term. Terminations pursuant to this Section 10.2 shall be subject to the termination consequences set forth in
     ------------
Section 10.6.1.
--------------

     10.3 Events of Default.  The occurrence of any of the following events
          -----------------
(individually, an "Event of Default") shall constitute an Event of Default under this Agreement:

          10.3.1  Certain Payment of Obligations Under this Agreement.  The
                  ---------------------------------------------------
     failure by either party to make any payment totaling less than $500,000 to the other within ninety (90) days of when such payment is due and owing pursuant to the terms and conditions of this Agreement.

          10.3.2  Payment of Obligations Under this Agreement.  The failure by
                  -------------------------------------------
     either party to make any payment totaling $500,000 or more to the other within ninety (90) days of when such payment is due and owing pursuant to the terms and conditions of this Agreement.

          10.3.3  Material Failure to Perform Under this Agreement.  The failure
                  ------------------------------------------------
     of any party to perform any material term or obligation contained in this Agreement that substantially impairs the ability of FDMS to: (i) service its current customers using the Development and Operational Services provided by the Company hereunder; or (ii) add additional customers to use the Development and Operational Services.

          10.3.4  Other Failure to Perform Under this Agreement.  The failure of
                  ---------------------------------------------
     any party to perform any other material term or obligation contained in this Agreement other than those set forth in Section 10.3.3.
                                                  --------------

          10.3.5  Certain Failures Relating to the Warrant.  The failure of the
                  ----------------------------------------
     Company to issue the Warrant (as defined in the Investment Agreement) or the underlying shares if required by the terms of the Investment Agreement.

          10.3.6  Breach of Representation, Warranty or Covenant.  A material
                  ----------------------------------------------
     breach by the Company of its covenants or any representation or warranty set forth in Section 6 shall prove to have been false in any material
                  ---------
     respect upon the date when made or thereafter.

          10.3.7  Insolvency, Bankruptcy, Etc.
                  ---------------------------

          (i) If any party shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay or shall generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such party or of any substantial part of the assets of such party or shall commence any case or other proceeding relating to such party under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or any such petition or application shall be filed or any such case or other proceeding shall be commenced against such party and such party shall indicate its approval thereof, consent thereto, or acquiescence therein.

          (ii) If a decree or order shall be entered appointing any such trustee, custodian, liquidator, or receiver, or adjudicating any party bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief shall be entered in respect of such party in an involuntary case under Federal bankruptcy laws as now or hereafter in effect.

          (iii) If the available cash equivalent is less than the sum of the prior three (3) months gross revenues of the Company, less core expenses. As used in this Section 10.3.7, the term "available cash
                                     --------------
          equivalent" means the month end cash and cash equivalents of the Company, plus current (i.e., less than thirty (30) days) receivables of the Company, plus any amounts owed from FDMS other than amounts disputed in good faith, and the term "core expenses" means those non-discretionary expenses of the Company necessary to maintain the current levels of business. In furtherance of the foregoing, the Company shall provide information relating to the foregoing as reasonably requested by FDMS.

          10.3.8  Change in Control.  In the event of a change in Control of the
                  -----------------
     Company where: (i) such Control is acquired, directly or indirectly, in a single transaction or series of related transactions by a competitor of FDMS or any Affiliate of FDMS; (ii) all or substantially all of the assets of the Company are acquired by a competitor of FDMS or any Affiliate of FDMS; or (iii) the Company is merged with or into another entity to form a new entity, and such entity is a competitor of FDMS or any Affiliate of FDMS.

          10.3.9  Material Change to Stuff.com Product or Brand.  A material
                  ---------------------------------------------
     change to the Stuff.com product or brand to which FDMS reasonably objects.

     10.4  Notice of Breach; Right to Terminate.  If any Event of Default shall
           ------------------------------------
have occurred, the non-defaulting party shall notify the defaulting party in writing (the "Notice of Default") of such Event of Default. If such Event of Default has not been cured or waived in writing within thirty (30) days after the date of the Notice of Default, the non-defaulting party may, in its discretion, immediately terminate this Agreement. The foregoing termination right is not intended to be exclusive of any other remedy given hereunder.

     10.5  Limitation on Termination Right.  The parties acknowledge and agree
           -------------------------------
that if the Company commits an Event of Default with respect to Section 6.2, the
                                                                -----------
Company shall be deemed to have cured such Event of Default if the Company, within five (5) business days, moves the Mall Site to its or its Affiliate's new Primary Shopping Website under similar terms and conditions to the operation of the Mall Site.

     10.6  Effect of Expiration or Termination.
           -----------------------------------

          10.6.1  Generally.  Upon expiration or termination of this Agreement
                  ---------
     for any reason: (i) the Company and FDMS shall promptly comply with the provisions of Section 9.3 regarding the return of Confidential Information
                   -----------
     to the extent that a party is not permitted to use the same as contemplated by this Agreement; (ii) the Company and FDMS shall promptly remit to the other party any and all fees due and owing to the other party; (iii) the rights granted in Sections 4.1, 4.2, 4.3 and 4.5 shall terminate; and (iv)
                       -------- ---  ---  ---     ---
     except as to FDMS Merchants, the Company shall disenable, to the extent feasible, all FDMS Gateway Enhancements. Upon any such termination, FDMS may: (a) continue to have existing sublicenses of Electronic Commerce Tools previously granted hereunder to sublicensees continue, provided that
                                                                  --------
     FDMS continues to pay the Company for such rights in accordance with this Agreement; or (b) terminate such sublicenses granted to sublicensees hereunder, in which case the Company may elect to license Electronic Commerce Tools to such former sublicensees directly.

          10.6.2  Specific Termination Consequences.  Upon termination of this
                  ---------------------------------
     Agreement for an Event of Default by the Company set forth in Sections
                                                                   --------
     10.3.2, 10.3.3, 10.3.5, 10.3.6, 10.3.7, 10.3.8, or 10.3.9, it being
     ------  ------  ------  ------  ------  ------     ------
     understood that this Section 10.6.2 shall not apply to an Event of Default
                          --------------
     relating to Section 6.1 or 6.5, in addition to the consequences set forth
                 ------- ---    ---
     in Section 10.6.1, FDMS may exercise its rights set forth in the Escrow
        --------------
     Agreement. In addition, following the specified cure period, the on-going payment obligations set forth in Exhibit 5 shall cease.
                                      ---------

          10.6.3 Effect of Termination on Gateway.  Upon termination of this
                 ---------------------------------
     Agreement for   any reason the Company hereby grants to FDMS a perpetual,
     royalty-free right and license to use and access the FDMS Gateway so long as FDMS pays all applicable Gateway Fees. In addition, the Company shall disenable, to the extent feasible, all FDMS Gateway Enhancements, and cease support of such FDMS Gateway Enhancements, except as to FDMS Merchants or as mutually agreed upon between the parties.

          10.6.4  Dispute Resolution.  If the Company disputes whether an Event
                  ------------------
     of Default set forth in Section 10.6.2 has occurred, the Company may
                             --------------
     initiate the procedures set forth in Section 2 of Exhibit 11.10 to
                                          ---------    -------------
     determine whether any such Event of Default had occurred. If the Arbitration Panel rules that an Event of Default shall have occurred, this Agreement shall immediately terminate as set forth herein. If the Arbitration Panel rules that no Event of Default shall have occurred: (i) FDMS shall promptly return to the escrow agent set forth in the Escrow Agreement the Deposit Materials and all copies thereof made by FDMS; (ii) the license granted pursuant to the Escrow Agreement shall terminate; (iii) the parties shall promptly comply with their payment obligations (if any) set forth in Exhibit 5 for the period of time during which the parties
                  ---------
     ceased such obligations; and (iv) the Agreement shall remain in full force and effect.

          10.6.5  Limitation.  Notwithstanding anything to the contrary set
                  ----------
     forth in Section 10.6.2, if the Company disputes whether an Event of
              --------------
     Default shall have occurred pursuant to

     Section 10.3.3, FDMS and the Company shall continue to make all payments
     --------------
     under the Agreement during the pendency of any procedures set forth in
     Section 2 of Exhibit 11.10. If the Arbitration Panel determines that an
     ---------    -------------
     Event of Default pursuant to Section 10.3.3 shall have occurred, this
                                  --------------
     Agreement shall immediately terminate as set forth herein, provided that the parties shall promptly repay to the other all fees paid (if any) during the pendency of the procedures set forth in Section 2 of Exhibit 11.10.
                                                 ---------    -------------

          10.6.6  Survival.  The parties' respective rights and obligations in
                  --------
     Sections 2.4, 4.6, 4.10,  4.12, 6.5, 7, 8, 10.6, and 11 shall survive the
     -------- ---  ---  ----   ----  ---  -  -  ----      --
     expiration or termination of this Agreement.

     10.7  Exclusivity.  If FDMS and its Affiliates have failed to obtain in the
           -----------
aggregate at least 10,000 FDMS Merchant Sites, Brochure Sites and licenses of Electronic Commerce Tools (whether or not re-branded) by the thirty-six (36) month anniversary of October 30, 1998, the Company shall no longer be obligated to comply with Sections 3.6 or 6.3, Section 1 of Exhibit 2.2, and the license
               -------- ---    ---  ---------    -----------
granted to FDMS in accordance with Sections 4.1 and 4.2 shall terminate.
                                   ------------     ---

     11.   Miscellaneous Terms.

     11.1  Escrow Agreement.  No later than November 15, 1998, the Company and
           ----------------
FDMS shall enter into the Escrow Agreement substantially in the form set forth in Exhibit 11.1. The parties acknowledge and agree the Escrow Agreement is an
   ------------
agreement supplementary to this Agreement.

     11.2  Further Assurances.  Each party hereto agrees to cooperate with the
           ------------------
other party, at such other party's request and at such other party's expense, to execute any and all documents or instruments, or to obtain any consents, in order to assign, transfer, perfect, record, maintain, enforce or otherwise carry out the intent of the terms of this Agreement.

     11.3  Delays and Omissions.  No delay or omission to exercise any right,
           --------------------
power or remedy accruing to a party upon any breach or default of a party under this Agreement shall impair any such right, power or remedy of any such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any such holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, under this Agreement shall be cumulative and not alternative.

     11.4  Amendments.  Except as otherwise expressly provided herein, the
           ----------
provisions of this Agreement may be amended only by a writing signed by the parties hereto.

     11.5  Successors and Assigns.  Except as otherwise expressly provided
           ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, whether so expressed or not.

     11.6  Final Agreement.  This Agreement, together with those documents which
           ---------------
are exhibits hereto, constitute the final agreement of the parties concerning the matters referred to herein and therein, and supersedes all prior and contemporaneous agreements and understandings.

     11.7  Severability.  Whenever possible, each provision of this Agreement
           ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     11.8  Descriptive Heading.  The descriptive headings of this Agreement are
           -------------------
inserted for convenience of reference only and do not constitute a part of this Agreement.

     11.9  Notices.  Any notices required, desired or permitted to be given
           -------
hereunder, shall be delivered personally, sent by overnight courier or mailed, registered or certified mail, return receipt requested, to the following addresses (or to such other address as each party may specify in a notice given hereunder) or transmitted by facsimile transmission (with such transmission promptly confirmed by writing delivered personally, by overnight courier or mailed as provided in this Section 11.9) and shall be deemed to have been
                           ------------
received on the day of personal delivery, one business day after delivery to the overnight courier service, three business days after such mailing or, in the case of facsimile transmission, when received:

          If to FDMS:
                         First Data Merchant Services Corporation
                         6200 South Quebec Street
                         Englewood, Colorado  80111
                         Attention:  President
                         Facsimile:  (303) 488-8705

                               -and-

                         First Data Merchant Services Corporation
                         6200 South Quebec Street
                         Englewood, Colorado  80111
                         Attention:  General Counsel
                         Facsimile:  (303) 889-6566

          with a copy in the case of a notice to FDMS to:

                         Sidley & Austin
                         One First National Plaza
                         Chicago, IL  60603
                         Attention:  Frederick C. Lowinger, Esq.
                         Facsimile:  (312) 853-7036

          If to the Company:

                         iMall, Inc.
                         233 Wilshire Boulevard
                         Santa Monica, California  90401
                         Attention:  Richard M. Rosenblatt
                         Facsimile:  (310) 309-4100

          with a copy in the case of a notice to the Company to:

                         Latham & Watkins
                         633 West Fifth Street, Suite 4000
                         Los Angeles, CA  90071
                         Attention:  Brian G. Cartwright, Esq.
                         Facsimile:  (213) 891-8763

     11.10  Dispute Resolution.
            ------------------

            11.10.1 In the event of a Dispute, the parties shall resolve the same in accordance with the terms set forth in Exhibit 11.10.
                                                    -------------

            11.10.2 Notwithstanding anything to the contrary set forth herein, neither party shall be required to submit any dispute or disagreement regarding the interpretation of any provision of this Agreement, the performance by either party of such party's obligations under this Agreement or a default hereunder to the mechanisms set forth in Section
                                                                     -------
     11.10.1, if such submission would solely be seeking equitable relief from
     -------
     irreparable harm.

     11.11  Governing Law.   THE VALIDITY, MEANING AND EFFECT OF THIS AGREEMENT
            -------------
SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

     11.12  Execution in Counterparts. This Agreement may be executed in any
            -------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     11.13  Assignment.  This Agreement may not be assigned or transferred by
            ----------
operation of law or otherwise by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, provided, however, FDMS may assign or transfer, by operation of law or
--------  -------
otherwise, its rights, or delegate its duties under this Agreement to any Affiliate if such Affiliate agrees to abide by the terms and conditions of this Agreement and FDMS provides the Company with thirty (30) days prior notice of such assignment or transfer, and provided further that FDMS may assign or
                                 -------- -------
transfer this Agreement by operation of law or otherwise pursuant to: (i) a sale of substantially all of the assets of FDMS; or (ii) a merger or other combination of FDMS. Subject to the foregoing, the rights and obligations of each party under this Agreement shall inure to the benefit of and shall be binding upon the permitted successors and assigns of each party.

     11.14  Independent Contractor.   The relationship of the parties shall be
            ----------------------
solely that of independent contractor and not that of a joint venture, partnership, or any other joint relationship.

     11.15  Draft Exhibits.  As of the Effective Date, Exhibit 2.1 and 4.11 are
            --------------                             ------- ---     ----
set forth in draft form that are substantially complete. Such Exhibits are subject to further good faith discussions by the parties hereto for fifteen (15) days after the Effective Date. Neither party shall be required to negotiate in good faith changes to such Exhibits after such fifteen (15) day period. If any changes to such Exhibits have been approved by the parties hereto by the end of such fifteen (15) day period, then such Exhibits shall be modified to reflect such change and such modified Exhibits (signed and delivered by the parties hereto) shall replace the form of the corresponding Exhibit attached hereto. If the parties fail to agree to any changes to an Exhibit, the parties agree that any such Exhibit shall be deemed to be complete in the form originally attached hereto.

     11.16  Press Release; Public Announcements.  Neither party or their
            -----------------------------------
respective Affiliates shall make any reference to the other party or its Affiliates directly or indirectly in any press release or public announcement without such other party's prior written consent, which consent shall not be
unreasonably withheld or delayed.   FDMS shall use commercially reasonable
efforts to make reference to the Company in press releases related to FDMS' arrangements with a Third-Party Reseller, provided that the Company acknowledges
                                          --------
that FDMS may not be able to obtain the consent of such Third-Party Reseller to reference the Company in a press release as a result of the absence of a written agreement between the Company and such Third-Party Reseller. The Company shall use commercially reasonable efforts to make reference to FDMS in press releases related to the Company's arrangements with a Third-Party Reseller, provided that
                                                                   --------
FDMS acknowledges that the Company may not be able to obtain the consent of such Third-Party Reseller to reference FDMS in a press release as a result of the absence of a written agreement between FDMS and such Third-Party Reseller.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                         IMALL, INC.


                         By:  /s/ Richard Rosenblatt
                              --------------------------------------------
                              Name:  Richard Rosenblatt
                              Title:  Chairman and Chief Executive Officer


                         FIRST DATA MERCHANT SERVICES CORPORATION


                         By:  /s/ Richard E. Aiello
                              --------------------------------------------
                              Name:  Richard E. Aiello
                              Title:   Senior Vice President